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FOR IMMEDIATE RELEASE

Contact:
MicroStrategy Incorporated
pr_info@microstrategy.com
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                  MicroStrategy Announces Filing Of Lawsuits

          Vienna, Va., March 21, 2000 - MicroStrategy Incorporated (NASDAQ:
MSTR) today announced that a number of lawsuits purporting to be class actions had been filed naming the Company and certain of its officers and directors as defendants alleging violations of various securities laws in connection with the Company's previously announced revision of its 1999 and 1998 revenues and operating results. The Company has not yet had the opportunity to review the complaints.